                                                                   Exhibit 99.19

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

     1    SP BB EXP LOSS?

     2    % LOSS OF "BB" CLASS PRINC       M-4

TRIGGERS FAIL
% WRITEDOWN

                                              Libor forward - 50                          Libor forward
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                   Prepay Ramp                                 Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp*
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                                              Libor forward +200                        Libor forward + 400
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                   Prepay Ramp                               Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp*
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

     3    % LOSS OF "BB" CLASS PRINC

TRIGGERS PASS
% WRITEDOWN

                                              Libor forward - 50                          Libor forward
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                   Prepay Ramp                                 Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                                             Libor forward +200                         Libor forward + 400
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                  Prepay Ramp                                Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

     4    BREAKEVEN RUNS

TRIGGERS FAIL

                                              Libor forward - 50                          Libor forward
                                       100%          125%          150%          100%          125%          150%
                                              Prepay Ramp                                 Prepay Ramp
                                 --------------------------------------    --------------------------------------
                1st $ Loss CDR     3.34 CDR      3.64 CDR      3.98 CDR      3.29 CDR      3.59 CDR      3.94 CDR

       Cumulative Loss to Pool        11.63%        10.28%         9.36%        11.48%        10.15%         9.28%

                           WAL        17.17         14.12         11.68         17.21         14.12         11.80

                  Princ Window    170 - 358     138 - 358     114 - 248     170 - 358     138 - 358     115 - 358

                                              Libor forward +200                        Libor forward + 400
                                       100%          125%          150%          100%          125%          150%
                                              Prepay Ramp                               Prepay Ramp
                                 --------------------------------------    --------------------------------------
                1st $ Loss CDR     2.88 CDR      3.15 CDR      3.48 CDR     2.54  CDR      2.85 CDR      3.21 CDR

       Cumulative Loss to Pool        10.18%         9.00%         8.27%         9.07%         8.20%         7.67%

                           WAL        17.57         14.33         12.01         17.78         14.39         11.95

                  Princ Window    174 - 358     140 - 358     116 - 358     176 - 358     141 - 304     117 - 258

* SP default assmuptions are in tab "SP Defaults"
  SP prepayment ramps-nim

     1    SP BB EXP LOSS?

     2    % LOSS OF "BB" CLASS PRINC       M-5

TRIGGERS FAIL
% WRITEDOWN

                                              Libor forward - 50                          Libor forward
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                   Prepay Ramp                                 Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp*
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                                              Libor forward +200                        Libor forward + 400
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                   Prepay Ramp                               Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp*
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

     3    % LOSS OF "BB" CLASS PRINC

TRIGGERS PASS
% WRITEDOWN

                                              Libor forward - 50                          Libor forward
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                   Prepay Ramp                                 Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                                              Libor forward +200                        Libor forward + 400
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                   Prepay Ramp                               Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

     4    BREAKEVEN RUNS

TRIGGERS FAIL

                                              Libor forward - 50                          Libor forward
                                       100%          125%          150%          100%          125%          150%
                                              Prepay Ramp                                 Prepay Ramp
                                 --------------------------------------    --------------------------------------
                1st $ Loss CDR     3.09 CDR      3.33 CDR      3.62 CDR      3.04 CDR      3.28 CDR      3.58 CDR

       Cumulative Loss to Pool        10.84%         9.47%         8.57%        10.68%         9.34%         8.49%

                           WAL        19.09         15.73         13.21         19.11         15.65         13.29

                  Princ Window    192 - 358     157 - 358     131 - 358     193 - 358     157 - 312     132 - 358

                                              Libor forward +200                        Libor forward + 400
                                       100%          125%          150%          100%          125%          150%
                                              Prepay Ramp                               Prepay Ramp
                                 --------------------------------------    --------------------------------------
                1st $ Loss CDR     2.63 CDR      2.85 CDR      3.12 CDR      2.31 CDR      2.56 CDR      2.87 CDR

       Cumulative Loss to Pool         9.36%         8.20%         7.46%         8.31%         7.42%         6.90%

                           WAL        19.25         15.84         13.40         19.71         15.87         13.52

                  Princ Window    195 - 346     160 - 307     133 - 358     200 - 358     161 - 287     134 - 358

* SP default assmuptions are in tab "SP Defaults"
  SP prepayment ramps-nim

     1    SP BB EXP LOSS?

     2    % LOSS OF "BB" CLASS PRINC       M-6

TRIGGERS FAIL
% WRITEDOWN

                                              Libor forward - 50                          Libor forward
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                   Prepay Ramp                                 Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp*
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                                              Libor forward +200                        Libor forward + 400
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                   Prepay Ramp                               Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp*
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

     3    % LOSS OF "BB" CLASS PRINC

TRIGGERS PASS
% WRITEDOWN

                                              Libor forward - 50                          Libor forward
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                   Prepay Ramp                                 Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                                              Libor forward +200                        Libor forward + 400
                                       100%          125%          150%          100%          125%          150%
                Coll Loss %                   Prepay Ramp                               Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                      1                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      2                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
S&P Loss Ramp
                      3                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

                      4                0.00%         0.00%         0.00%         0.00%         0.00%        18.26%

     4    BREAKEVEN RUNS

TRIGGERS FAIL

                                              Libor forward - 50                          Libor forward
                                       100%          125%          150%          100%          125%          150%
                                              Prepay Ramp                                 Prepay Ramp
                                 --------------------------------------    --------------------------------------
                1st $ Loss CDR     2.73 CDR       2.9 CDR       3.1 CDR      2.69 CDR      2.85 CDR      3.06 CDR

       Cumulative Loss to Pool         9.68%         8.33%         7.42%         9.56%         8.20%         7.33%

                           WAL        17.96         15.02         12.52         18.26         14.99         12.59

                  Princ Window    180 - 327     148 - 358     123 - 358     181 - 358     148 - 358     123 - 358

                                              Libor forward +200                        Libor forward + 400
                                       100%          125%          150%          100%          125%          150%
                                              Prepay Ramp                               Prepay Ramp
------------------------------   --------------------------------------    --------------------------------------
                1st $ Loss CDR     2.29 CDR      2.44 CDR      2.62 CDR      1.98 CDR      2.16 CDR      2.37 CDR

       Cumulative Loss to Pool         8.24%         7.09%         6.33%         7.19%         6.32%         5.75%

                           WAL        18.34         15.30         12.76         18.73         15.40         12.74

                  Princ Window    184 - 339     151 - 358     125 - 358     187 - 358     152 - 358     125 - 287

* SP default assmuptions are in tab "SP Defaults"
  SP prepayment ramps-nim